                                                                    Exhibit 10.3


                  FIRST AMENDMENT, FIRST CONSENT AND SECOND WAIVER dated as of September 22, 1998 (this "Amendment"), among FPA MEDICAL MANAGEMENT, INC., a Delaware corporation and debtor and debtor-in-possession (the "Borrower"), each direct and indirect Subsidiary of the Borrower party to the Credit Agreement referred to below (the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession, the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Lenders") and BANKBOSTON, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


                  WHEREAS, the parties to this Amendment are parties to the Revolving Credit and Guarantee Agreement dated as of July 20, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement");

                  WHEREAS, pursuant to Section 6.4 of the Credit Agreement, no Loan Party that is part of a Core Business may liquidate, wind up or dissolve itself (or suffer any of the same to happen to it) except for certain limited exceptions;

                  WHEREAS, Gateway Physicians Services, Inc. ("GPS"), Gateway IPA, Inc. ("Gateway IPA") and Virginia Medical Associates, P.C. (together with GPS and Gateway IPA, collectively, the "Gateway Debtors") are Subsidiaries of HPI and, as such, are Loan Parties that are part of a Core Business;

                  WHEREAS, the Gateway Debtors operate three medical clinics in northern Virginia (the "Virginia Clinics"), and the Borrower has advised the Administrative Agent that if the Virginia Clinics cannot be sold promptly, the Gateway Debtors will cease operating, and liquidate and wind up the businesses conducted by, the Virginia Clinics;

                  WHEREAS, the Borrower and the Gateway Debtors have requested that the Lenders consent under Section 6.4 of the Credit Agreement to the liquidation and wind up of the Virginia Clinics;

                  WHEREAS, pursuant to Section 6.12 of the Credit Agreement, the Borrower and the Guarantors are required to maintain a system of cash management similar in all material respects to the cash management system the Borrower and the Guarantors maintained prior to the Filing Date;

                  WHEREAS, the Borrower and the Guarantors have advised the Administrative Agent that they have transferred their cash management system from Bank of America NT & SA to the First Union National Bank (including its affiliates, "First Union"), and, in connection therewith, have granted a Lien in favor of First Union with respect to such cash management system;

                  WHEREAS, the Borrower and the Guarantors have requested that the Lenders waive (a) Section 6.12 of the Credit Agreement with respect to the transfer of the cash management system and (b) Section 6.2 of the Credit Agreement with respect to the grant of a Lien in favor of First Union in connection with such transfer;

                  WHEREAS, pursuant to Section 6.20 of the Credit Agreement, the Borrower and the Guarantors are required to maintain certain minimum aggregate cash receipts;

                  WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders agree to waive Section 6.20 of the Credit Agreement in the manner provided in this Amendment;

                  WHEREAS, the Administrative Agent and the Lenders have agreed to such amendments, consents and waivers, but only upon the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:


                  SECTION 1. DEFINITIONS.

                  1.1. Defined Terms. Unless otherwise defined herein and except as set forth in this Amendment, terms defined in the Credit Agreement are used herein as therein defined.


                  SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

                  2.1. Amendment to Section 1.1 (Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding to said Section the following definition in its appropriate alphabetical order:

                  ""Assumption Agreement": an Assumption Agreement substantially in the form of Exhibit G hereto.""

                  2.2. Amendments to Section 5.9 (Further Assurances) of the Credit Agreement. Section 5.9 of the Credit Agreement is hereby amended by (a) adding immediately after the title of said Section "(a)" and (b) adding to the end of said Section the following new paragraph:

                           "(b) Promptly, but in any event within five Business
                  Days, following the date that any Subsidiary of the Borrower that is not a Guarantor hereunder as of the Closing Date becomes a debtor in a case pending under chapter 11 of the Bankruptcy Code, the Borrower shall cause each such Subsidiary (each a "New Debtor") to become party to this Agreement as a "Guarantor" by executing and delivering to the Administrative Agent, with an original counterpart for each Lender, an Assumption Agreement substantially in the form attached hereto as Exhibit G. Promptly after the execution and delivery of any such Assumption Agreement, the Borrower shall take or cause to be taken all action necessary to ensure that each New Debtor has the appropriate power and authority to execute, deliver and perform such New Debtor's obligations under the Assumption Agreement and this Agreement.".


                  SECTION 3. CONSENT. Subject to the terms and conditions hereof, the Lenders hereby consent under Section 6.4 (Limitation on Fundamental Changes to Core Businesses) of the Credit Agreement to the wind up of operations at and the liquidation of the Virginia Clinics.


                  SECTION 4. WAIVER. Subject to the terms and conditions hereof, the Lenders hereby waive application of, and any Default or Event of Default that would otherwise occur under:

                           (a) Section 6.2 (Limitation on Liens) of the Credit Agreement but solely as to the existence of the Liens and right of set-off in favor of First Union pursuant to the "Deposit Agreement and Disclosures for Non-Personal Accounts" between the Borrower and First Union;

                           (b) Section 6.12 (Cash Concentration) of the Credit Agreement but solely as to the transfer of the cash management system of the Borrower and its Subsidiaries to First Union; and

                           (c) Section 6.20 (Minimum Receipts) of the Credit Agreement but solely with respect to FPA Florida Medical Groups during the period from the Filing Date through August 28, 1998;

provided that the waivers contained in clauses (a) and (b) above shall remain in effect only through October 2, 1998.




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

                  SECTION 5. MISCELLANEOUS.

                  5.1. Effectiveness. This Amendment shall become effective upon the date on which the Administrative Agent shall have received, with counterparts for each Lender, (a) this Amendment, duly executed and delivered by the Borrower, the Guarantors and the Required Lenders and (b) an Assumption Agreement in the form attached hereto as Exhibit A, executed by each of the New Debtors.

                  5.2. Representations and Warranties. After giving effect to this Amendment, each of the Borrower and the Guarantors hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement; provided that each reference in such Section 3 to "this Agreement" shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; provided further that solely for purposes of Section 3.5 of the Credit Agreement, the Liens and right of set-off described in Section 4(a) above shall constitute "Permitted Liens".

                  5.3. Continuing Effect; No Other Amendments, Consents or Waivers. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, consents and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

                  5.4. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  5.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5.6. No Admission. The request of the Borrower and the Guarantors for the foregoing amendments, consents and waivers shall not constitute an admission, by the Borrower and the Guarantors, of the existence of a Default or Event of Default.




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




                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   BORROWER

                                   FPA MEDICAL MANAGEMENT, INC.


                                   By:  _____________________________________
                                        Name:
                                        Title:


                                   GUARANTORS

                                   AHI HEALTHCARE SYSTEMS, INC.
                                   AHI (TEXAS) HEALTHCARE SYSTEMS, INC.
                                   AMG MANAGEMENT COMPANY
                                   AMERICAN HEALTH MEDICAL GROUP, DOWNEY,
                                            INC.
                                   ARIZONA MANAGED CARE PROVIDERS, LTD.
                                   AVANTI HEALTH SYSTEMS OF TEXAS, INC.
                                   BHP IPA, INC.
                                   BEVERLY HILLS/WEST LOS ANGELES MEDICAL
                                            NETWORK, A MEDICAL GROUP, INC.
                                   CAROLINA HEALTH CARE GROUP, P.C.
                                   CENTURY FAMILY MEDICAL GROUP, INC.
                                   CINCINNATI HEALTH PARTNERS, INC.
                                   COMPREHENSIVE PRIMARY CARE MSO, INC.
                                   CONNEKT, LLC
                                   CORNERSTONE PHYSICIANS CORPORATION
                                   CORNERSTONE PHYSICIANS OF PHOENIX, INC.
                                   FHC IPA, INC.
                                   FHMG/TDMC MEDICAL GROUP, A PROFESSIONAL
                                            CORPORATION
                                   FAMILY PRACTICE ASSOCIATES OF SOUTHERN
                                            CALIFORNIA, A MEDICAL CORP.
                                   FPA ACQUISITION CORPORATION
                                   FPA AXMINSTER MEDICAL GROUP, INC.
                                   FPA HOLDING COMPANY OF CALIFORNIA, INC.

                                   FPA INDEPENDENT PRACTICE ASSOCIATION,
                                            A MEDICAL CORP.
                                   FPA MEDICAL FOUNDATION
                                   FPA MEDICAL GROUP OF ARIZONA, P.C.
                                   FPA MEDICAL GROUP OF CALIFORNIA, INC.
                                   FPA MEDICAL GROUP OF DELAWARE, P.A.
                                   FPA MEDICAL GROUP OF FLORIDA, INC.
                                   FPA MEDICAL GROUP OF GEORGIA, P.C.
                                   FPA MEDICAL GROUP OF KANSAS, P.A.
                                   FPA MEDICAL GROUP OF KENTUCKY, INC.
                                   FPA MEDICAL GROUP OF NEW JERSEY,
                                            A PROFESSIONAL CORPORATION
                                   FPA MEDICAL GROUP OF NORTHERN
                                            CALIFORNIA, INC.
                                   FPA MEDICAL GROUP OF PENNSYLVANIA,
                                            A MEDICAL CORPORATION
                                   FPA MEDICAL GROUP OF TEXAS, A TEXAS
                                            PROFESSIONAL ASSOCIATION
                                   FPA MEDICAL GROUP OF THE GREATER BAY
                                            AREA, INC.
                                   FPA MEDICAL GROUP, P.A.
                                   FPA MEDICAL MANAGEMENT OF ARIZONA, INC.
                                   FPA MEDICAL MANAGEMENT OF CALIFORNIA,
                                            INC.
                                   FPA MEDICAL MANAGEMENT OF FLORIDA, INC.
                                   FPA MEDICAL MANAGEMENT OF GEORGIA, INC.
                                   FPA MEDICAL MANAGEMENT OF ILLINOIS, INC.
                                   FPA MEDICAL MANAGEMENT OF KENTUCKY,
                                            INC.
                                   FPA MEDICAL MANAGEMENT OF LOUISIANA,
                                            INC.
                                   FPA MEDICAL MANAGEMENT OF MISSOURI, INC.
                                   FPA MEDICAL MANAGEMENT OF NORTH
                                            CAROLINA, INC.
                                   FPA MEDICAL MANAGEMENT OF SOUTH
                                            CAROLINA, INC.
                                   FPA MEDICAL MANAGEMENT OF TENNESSEE,
                                            INC.
                                   FPA MEDICAL MANAGEMENT OF TEXAS, INC.
                                   FPA MEDICAL MANAGEMENT OF THE
                                            MID-ATLANTIC, INC.
                                   FPA OF GEORGIA, INC.
                                   FPA SURGICAL CENTER, INC.

                                   FPA WOMEN'S CARE OF GEORGIA, INC.
                                   FPA/GREGORY MEDICAL GROUP OF NEVADA,
                                            LTD.
                                   FOUNDATION HEALTH IPA, A PROFESSIONAL
                                            MEDICAL CORPORATION
                                   G.P.M. IPA, INC.
                                   GATEWAY IPA, INC.
                                   GATEWAY PHYSICIANS SERVICES, INC.
                                   GOTHAM MANAGEMENT, INC.
                                   GOTHAM MID-TOWN MANAGEMENT, INC.
                                   HAYWARD VESPER MEDICAL GROUP, INC.
                                   HEALTH ONE ASSOCIATES, INC.
                                   HEALTH PARTNERS, INC.
                                   HEALTHCAP, INC.
                                   HEALTHCAP-MISSOURI, INC.
                                   HEALTHCAP-NEVADA, INC.
                                   INTERGROUP IPA, P.C.
                                   MID-LEVEL PRACTITIONERS, INC.
                                   MONTEBELLO PHYSICIANS MEDICAL GROUP,
                                            INC.
                                   NOVA HEALTHCARE MEDICAL GROUP, INC.
                                   NOVA PHYSICIANS MEDICAL CORPORATION, INC.
                                   OB-GYN MANAGEMENT, INC.
                                   PHYSICIAN NETWORK OF WHITTIER MEDICAL
                                            ASSOCIATES, INC.
                                   PHYSICIANS MEDICAL GROUP OF FLORIDA, INC.
                                   PRIMARY CARE MEDICAL GROUP AT LITTLE
                                            COMPANY OF MARY HOSPITAL, INC.
                                   PRIVATE PHYSICIANS GROUP AT STANFORD, A
                                            MEDICAL GROUP, INC.
                                   SAN ANTONIO HEALTH PARTNERS, INC.
                                   ST. FRANCIS CARE MEDICAL GROUP
                                   STERLING ANESTHESIA, INC.
                                   STERLING CREDENTIALS VERIFICATION
                                            SERVICES, INC.
                                   STERLING EMERGENCY MEDICAL CARE, INC.
                                   STERLING EMERGENCY TREATMENT
                                            ASSOCIATES, INC.
                                   STERLING HEALTHCARE GROUP, INC.
                                   STERLING HEALTHCARE MEDICAL CORP.
                                   STERLING HEALTHCARE OF TEXAS, P.A.
                                   STERLING MEDICAL GROUP OF MICHIGAN, INC.
                                   STERLING MEDICAL GROUP OF MICHIGAN, P.C.



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

                                   STERLING MEDNET EMERGENCY SERVICES, INC.
                                   STERLING MIAMI, INC.
                                   STERLING MICHIGAN, P.C.
                                   STERLING PROFESSIONAL EMERGENCY
                                            PHYSICIANS, LLC
                                   STERLING RADIOLOGY, INC.
                                   STERLING REGIONAL EMERGENCY SERVICES,
                                            INC.
                                   STERLING SUB TEXAS, INC.
                                   THE DOCTORS OFFICENTER MEDICAL GROUP OF
                                            HOUSTON, P.A.
                                   THE DOCTORS OFFICENTER MEDICAL GROUP OF
                                            DALLAS, P.A.
                                   THOMAS-DAVIS MEDICAL CENTERS, P.C.
                                   VIP IPA, A PROFESSIONAL MEDICAL
                                            CORPORATION
                                   VIRGINIA HEALTH PARTNERS, INC.
                                   VMS MEDICAL IPA, INC.


                                   By:  ________________________________________
                                        Name:
                                        Title:


                                   BANKBOSTON, N.A., as Administrative Agent and as a Lender


                                   By:  ________________________________________
                                        Name:
                                        Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   LEHMAN COMMERCIAL PAPER INC.


                                   By:  __________________________________
                                        Name:
                                        Title:



                                   VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                   INCOME TRUST


                                   By:  __________________________________
                                        Name:
                                        Title:

                                                                       Exhibit A
                                                          to the First Amendment

                                                                       EXHIBIT G
                                                         to the Credit Agreement



                  ASSUMPTION AGREEMENT, dated as of ________________, 199_, made by ______________________________, a ______________ corporation and debtor and debtor in possession in a case pending under Chapter 11 of the Bankruptcy Code (the "Additional Guarantor"), in favor of the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below and BankBoston, N.A., as administrative agent for such Lenders (in such capacity, the "Administrative Agent"). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.


                              W I T N E S S E T H :

                  WHEREAS, FPA Medical Management, Inc. (the "Borrower"), certain of the Borrower's direct and indirect Subsidiaries (other than the Additional Guarantor) (the "Existing Guarantors"), the Lenders and the Administrative Agent have entered into a Revolving Credit and Guarantee Agreement, dated as of July 20, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, pursuant to the Credit Agreement, the Existing Guarantors have guaranteed the Borrower's obligations under the Credit Agreement and have granted liens and security interests in all of their currently owned and after-acquired property to secure such guarantee obligations;

                  WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Credit Agreement; and

                  WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Credit Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Credit Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5.9(b) of the Credit Agreement, hereby becomes a party to the Credit Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.

                  2. Representations and Warranties. The Additional Guarantor hereby represents and warrants that:





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



                  2.1 Organization and Authority. The Additional Guarantor (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect; (b) has the requisite corporate power and authority to effect the transactions contemplated hereby and by the other Loan Documents, and (c) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted.

                  2.2 Due Execution. The execution, delivery and performance by the Additional Guarantor of each of the Loan Documents to which it is a party, and the commencement of the Additional Guarantor's Case, (a) are within the corporate power of the Additional Guarantor, have been duly authorized by all necessary corporate action, including the consent of shareholders where required, and do not (i) contravene the charter or by-laws of the Additional Guarantor, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulation T, U or X of the Board of Governors), or any order or decree of any court or governmental instrumentality, (iii) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust entered into after the Filing Date, any provision of any security issued by the Additional Guarantor after the Filing Date or any material lease, agreement, instrument or other undertaking entered into after the Filing Date binding on the Additional Guarantor or any of its properties, or (iv) result in or require the creation or imposition of any Lien upon any of the property of the Additional Guarantor other than the Liens granted pursuant to this Agreement, the other Loan Documents or the Orders; and do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority (other than the entry of the Orders and the "Order Directing Joint Administration of the Cases Pursuant to Bankruptcy Rule 1015(b)" entered by the Bankruptcy Court on July 21, 1998 (the "Joint Administration Order")). This Agreement has been duly executed and delivered by the Additional Guarantor. This Agreement is, and each of the other Loan Documents to which the Additional Guarantor is or will be a party, when delivered hereunder or thereunder, will be, a legal, valid and binding obligation of the Additional Guarantor enforceable against the Additional Guarantor in accordance with its terms, the Orders and the Joint Administration Order.

                  2.3 Approvals. Except for the Orders and the Joint Administration Order, no Authorizations of any Governmental Authority, or any securities exchange, are necessary for the execution, delivery or performance by the Additional Guarantor of the Loan Documents to which the Additional Guarantor is a party, or for the legality, validity or enforceability hereof or thereof.





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




                  2.4 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Additional Guarantor could reasonably be expected to have a Material Adverse Effect.

                  3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                   [ADDITIONAL GUARANTOR]



                                   By:  __________________________________
                                        Name:
                                        Title:




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